                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 6, 1997




                           Stratosphere Corporation
            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)


       1-12030                                               88-0292318
 (Commission File Number)                    (IRS Employer Identification No.)



2000 Las Vegas Boulevard, Las Vegas, Nevada             89104
 (Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code (702) 385-7727



                                 Not Applicable
         (Former name or former address, if changed since last report)

ITEM.  5.  OTHER EVENTS.

The Registrant's Press Release dated January 6, 1997, which is filed as Exhibit 20 to this Form 8-K, is incorporated herein by reference.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.

  20         Press Release dated January 6, 1997.

  99.1       Certain Evaluation Material.

  99.2 Restructuring Agreement Regarding Pre-Negotiated Plan of Reorganization dated as of January 6, 1997 by and among Stratosphere Corporation, Stratosphere Gaming Corp., Grand Casinos, Inc., Cargill Financial Services Corporation, M.D. Sass Associates, Inc. and Grace Brothers Ltd.




                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        STRATOSPHERE CORPORATION


Date:  January 6, 1997                  By: /s/ Thomas Lettero
                                           ---------------------------
                                        Name:  Thomas Lettero
                                        Title: Chief Financial Officer